UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  April 27, 2005

DUKE REALTY CORPORATION

(Exact name of registrant as specified in its charter)

Indiana	1-9044	35-1740409
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

600 East 96th Street, Suite 100, Indianapolis, Indiana		46240
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (317) 808-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.                  Entry Into a Material Definitive Agreement.

Duke Realty Corporation 2005 Long-Term Incentive Plan.

At the 2005 Annual Meeting of Shareholders held on April 27, 2005, the Company’s shareholders approved the Duke Realty Corporation 2005 Long-Term Incentive Plan (the “2005 Incentive Plan”), which is incorporated herein as Exhibit 99.1 by reference to Appendix A of the Company’s Definitive Proxy Statement on Schedule 14A (File No. 001-09044) as filed with the Securities and Exchange Commission on March 16, 2005.  A total of 7,000,000 shares of the Company’s common stock are reserved and available for issuance pursuant to awards granted under the 2005 Incentive Plan.  The Board of Directors also adopted, subject to shareholder approval of the 2005 Incentive Plan, the following subplans under the 2005 Incentive Plan: (i) the Duke Realty Corporation Shareholder Value Plan (a copy of which is attached hereto as Exhibit 99.2); and (ii) the Duke Realty Corporation Non-Employee Directors Compensation Plan (a copy of which is attached hereto as Exhibit 99.3).

Unless otherwise approved by the Company’s Executive Compensation Committee, all awards granted under the 2005 Incentive Plan, including the above-named subplans, will be made pursuant to the following forms:  (i) the 2005 Incentive Plan Stock Option Award Certificate (a copy of which is attached hereto as Exhibit 99.4); (ii) the 2005 Incentive Plan Award Certificate for Restricted Stock Units and Shareholder Value Plan Awards (a copy of which is attached hereto as Exhibit 99.5); and (iii) the 2005 Incentive Plan Restricted Stock Unit Award Certificate for Non-Employee Directors (a copy of which is attached hereto as Exhibit 99.6).

On April 27, 2005, each of the Company’s non-employee directors was granted an award of Restricted Stock Units under the Non-Employee Directors Compensation Plan, each of the Company’s executive officers was granted an award of Restricted Stock Units and Shareholder Value Plan Awards, and the Chief Executive Officer was granted an award of Stock Options.  In each case, such awards were made pursuant to the plans and forms filed herewith as exhibits.

Amendments to Previously Existing Long-Term Incentive Plans.

On April 27, 2005, the shareholders also approved certain amendments to the following previously existing long-term incentive plans:  (i) the 1995 Key Employees’ Stock Option Plan of Duke Realty Investments, Inc; (ii) the 1999 Directors’ Stock Option and Dividend Increase Unit Plan of Duke Realty Investments, Inc.; and (iii) the 1999 Salary Replacement Stock Option and Dividend Increase Unit Plan of Duke Realty Investments, Inc.  Copies of such plan amendments are incorporated herein as Exhibit 99.7 by reference to Appendix B of the Company’s Definitive Proxy Statement on Schedule 14A (File No. 001-09044) as filed with the Securities and Exchange Commission on March 16, 2005.

Item 5.02.                  Appointment of Principal Officer.

On April 27, 2005, Mr. Dennis D. Oklak was appointed as the Chairman of the Board of Directors.  He continues to serve as the Company’s Chief Executive Officer.

Item 9.01.                  Financial Statements and Exhibits.

(c)	Exhibits

99.1

Duke Realty Corporation 2005 Long-Term Incentive Plan (incorporated herein by reference to Appendix A of the Registrant’s Definitive Proxy Statement on Schedule 14A (File No. 001-09044) filed with the Securities and Exchange Commission on March 15, 2005).

	99.2	Duke Realty Corporation Shareholder Value Plan, a subplan of the 2005 Long-Term Incentive Plan.
	99.3	Duke Realty Corporation Non-Employee Directors Compensation Plan, a subplan of the 2005 Long-Term Incentive Plan.
	99.4	Form of 2005 Long-Term Incentive Plan Stock Option Award Certificate.
	99.5	Form of 2005 Long-Term Incentive Plan Award Certificate for Restricted Stock Units and Shareholder Value Plan Awards.
	99.6	Form of 2005 Long-Term Incentive Plan Restricted Stock Unit Award Certificate for Non-Employee Directors.
99.7

Amendments to Previously Existing Long-Term Incentive Plans (incorporated herein by reference to Appendix B of the Registrant’s Definitive Proxy Statement on Schedule 14A (File No. 001-09044) filed with the Securities and Exchange Commission on March 15, 2005).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DUKE REALTY CORPORATION

By:	/s/ Matthew A. Cohoat
Matthew A. Cohoat
Executive Vice President and Chief Financial Officer

Dated:  May 03, 2005

Duke Realty Corporation

Form 8-K (Date of Report:  April 27, 2005)

Exhibit Index

Exhibit
Number	Description

99.1	Duke Realty Corporation 2005 Long-Term Incentive Plan.*
99.2	Duke Realty Corporation Shareholder Value Plan, a subplan of the 2005 Long-Term Incentive Plan.
99.3	Duke Realty Corporation Non-Employee Directors Compensation Plan, a subplan of the 2005 Long-Term Incentive Plan.
99.4	Form of 2005 Long-Term Incentive Plan Stock Option Award Certificate.
99.5	Form of 2005 Long-Term Incentive Plan Award Certificate for Restricted Stock Units and Shareholder Value Plan Awards.
99.6	Form of 2005 Long-Term Incentive Plan Restricted Stock Unit Award Certificate for Non-Employee Directors.
99.7	Amendments to Previously Existing Long-Term Incentive Plans.*

*                 Incorporated by reference.